As filed with the Securities and Exchange Commission on April 29, 2016

Securities Act File No. 333-35832

Investment Company Act File No. 811-09917

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 24 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 25 ☒

(Check Appropriate Box or Boxes)

SENTINEL VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

One National Life Drive

Montpelier, Vermont 05604

(Address of Principal Executive Offices) (Zip Code)

(802) 229-3113

(Registrant’s Telephone Number, including Area Code)

Copy to:
Lisa Muller	John A. MacKinnon, Esq.
c/o Sentinel Asset Management, Inc.	Sidley Austin LLP
One National Life Drive	787 Seventh Avenue
Montpelier, Vermont 05604	New York, New York 10019

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 30, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on          pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: common shares of beneficial interest, par value $.01 per share.

Sentinel Variable Products Trust

PROSPECTUS

Dated April 30, 2016

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Mid Cap Fund

Sentinel Variable Products Small Company Fund

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Variable Products Funds • National Life Drive • Montpelier, VT 05604

Table of Contents

Fund Summaries	1

Sentinel Variable Products Balanced Fund	1
Sentinel Variable Products Bond Fund	6
Sentinel Variable Products Common Stock Fund	11
Sentinel Variable Products Mid Cap Fund	15
Sentinel Variable Products Small Company Fund	19

Additional Information About Each Fund	23

Investment Objectives and Strategies	23
Investment Risks	30
Disclosure of Portfolio Securities	39

Share Classes	39
Purchasing and Selling Fund Shares	39
Pricing Fund Shares	40
Dividends, Capital Gains and Taxes	41
Index Descriptions	41
Management of the Funds	42
Financial Highlights	44
To Get More Information	47

In this prospectus, each Sentinel Variable Products Fund is referred to individually as a “Fund.” Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser for each Fund.

We cannot guarantee that any Fund will achieve its investment objective(s).

Fund Summaries

Sentinel Variable Products Balanced Fund

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses@	0.02%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and/or Expense Reimbursement*	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.87%

@ “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

* The Fund’s investment advisor has contractually agreed, effective January 1, 2016, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses), on an annualized basis, to 0.85% of average daily net assets through April 30, 2017. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Balanced Fund	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds, with at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund’s assets may be invested in securities within a single industry.

With respect to equities, Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies it believes have the potential to earn above-average rates of return on capital and generate free cash flow. Additionally, earnings revision trends are important. The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest categories of Moody’s (Aaa to Baa) and Standard & Poor’s (AAA to BBB). No more than 20% of the Fund’s total assets may be invested in lower-quality bonds, sometimes called “junk bonds” (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may sell a security if the fundamentals of the issuer of the security are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to fund redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Asset Allocation Risk. The Fund’s allocations to the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•                  Government Securities Risk. U.S. government securities are subject to low, but varying degrees, of credit risk, and are also subject to risks applicable to other fixed-income securities, such as market, liquidity and interest rate risks. The ability of government-sponsored entities to repay principal and to make interest payments on the securities in which the Fund invests may be impacted by changes in legislative or regulatory action, or general business and economic conditions. Certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  High Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Investment Style Risk. The Fund uses a “blend” strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•                  To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with the Standard & Poor’s 500 Index. The Fund also compares its performance to the Barclays US Aggregate Bond Index. The Fund compares its performance to this index because the Fund’s investment strategy includes investments in the asset classes that comprise the index. The bar chart shows changes in the Fund’s performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Standard & Poor’s 500 Index and the Barclays US Aggregate Bond Index, please see “Index Descriptions” on page 41 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 11.76% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.35% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
SVP Balanced Fund	0.03	8.25	6.42
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38	12.57	7.31
Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55	3.25	4.51

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Daniel J. Manion, portfolio manager and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 2004. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Variable Products Bond Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses@	0.01%
Total Annual Fund Operating Expenses	0.68%

@ “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Bond Fund	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in investment grade bonds. The Fund normally invests exclusively in fixed-income securities, which may from time to time include related derivatives. At least 80% of the Fund’s assets will normally be invested in the following types of bonds and related derivatives:

1.              Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody’s, Standard & Poor’s or any other nationally recognized statistical rating organization;

2.              Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities and dollar roll transactions;

3.              Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

4.              Debt obligations of domestic banks or bank holding companies, even though not rated by Moody’s or Standard & Poor’s, that Sentinel believes have investment qualities comparable to investment-grade corporate securities.

The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called “junk bonds.” These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor’s or below Baa by Moody’s, or are unrated but considered by Sentinel to be of comparable credit quality. Up to 25% of the Fund’s assets may be invested in securities within a single industry.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may make unlimited investments in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.

•                  Government Securities Risk. U.S. government securities are subject to low, but varying degrees, of credit risk, and are also subject to risks applicable to other fixed-income securities, such as market, liquidity and interest rate risks. The ability of government-sponsored entities to repay principal and to make interest payments on the securities in which the Fund invests may be impacted by changes in legislative or regulatory action, or general business and economic conditions. Certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  High Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Lower-Quality Bonds Risk. Bonds with lower credit ratings are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with the Barclays US Aggregate Bond Index. The bar chart shows changes in the Fund’s performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Barclays US Aggregate Bond Index, please see “Index Descriptions” on page 41 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 5.93% (quarter ended June 30, 2009) and the lowest return for a quarter was -2.78% (quarter ended June 30, 2013).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
SVP Bond Fund	-1.29	3.14	4.79
Barclays US Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.55	3.25	4.51

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Variable Products Common Stock Fund

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Common Stock Fund	$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which have historically paid regular dividends. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that it believes have the potential to earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to fund redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•                  Investment Style Risk. The Fund uses a “blend” strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the Standard & Poor’s 500 Index . The bar chart shows changes in the Fund’s performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Standard & Poor’s 500 Index, please see “Index Descriptions” on page 41 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 17.21% (quarter ended June 30, 2009) and the lowest return for a quarter was -20.36% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
SVP Common Stock Fund	0.19	11.34	8.05
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38	12.57	7.31

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Daniel J. Manion, portfolio manager and Director of Equity Research with Sentinel, has been a portfolio manager of the Fund since 2000. Hilary Roper, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2010.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Variable Products Mid Cap Fund

The Board of Trustees of the Fund recently approved the reorganization of the Fund into the Sentinel Variable Products Small Company Fund.  The reorganization is expected to be effected June 17, 2016, after which time the Fund will no longer be available as an investment option in the separate accounts of life insurance companies.

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Mid Cap Fund	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor’s MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to fund redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•                  Investment Style Risk. The Fund uses a “blend” strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

•                  Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the Russell Midcap Index. The bar chart shows changes in the Fund’s performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

For a description of the Russell Midcap Index, please see “Index Descriptions” on page 41 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 13.82% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
SVP Mid Cap Fund	-1.23	9.74	5.96
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Ronovech, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sentinel Variable Products Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees and expenses do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Fund to serve as an investment vehicle under variable life insurance policies or variable annuity contracts. If such fees and expenses were included, the overall expenses shown below would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses@	0.01%
Total Annual Fund Operating Expenses	0.79%

@ “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Fund are not reflected in the example below, and if reflected, the overall expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVP Small Company Fund	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small-capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion. The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region.

•                  Illiquid Securities Risk. Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

•                  Investment Style Risk. The Fund uses a “blend” strategy to invest in both growth and value stocks, and/or in stocks with characteristics of both. This strategy may be out of favor at any particular time. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•                  Sector Risk. Investments in a particular sector may trail returns from other economic sectors.

•                  Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Fund invests typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

•                  Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio manager may underperform the stock market or other funds with similar investment objectives and investment strategies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of the Russell 2000® Index. The bar chart shows changes in the Fund’s performance for each calendar year over a ten-year period. Fees and charges associated with the separate accounts of the insurance companies that purchase shares of the Fund are not reflected in the bar chart and table below and, if reflected, returns would be less than the results shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. For a description of the Russell 2000® Index, please see “Index Descriptions” on page 41 of this Prospectus.

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 16.27% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.27% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
SVP Small Company Fund	-1.34	10.24	8.14
Russell 2000® Index (Reflects no deduction for fees, expenses or taxes)	-4.41	9.19	6.80

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Ronovech, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Fund directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

Tax Information

Shares of the Fund are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Internal Revenue Code of 1986, as amended, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance policies or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Fund held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

Payments to Insurance Companies and Other Financial Intermediaries

If you purchase the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund

Investment Objectives and Strategies

Sentinel Variable Products Balanced Fund

Investment Objective

The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

Principal Investment Strategies

The Fund normally invests primarily in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities. Equity securities include common stock and related securities, such as preferred stock and convertible securities. Investing in preferred stock and convertible securities is not a principal investment strategy of the Fund. Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund’s assets may be invested in securities within a single industry.

Sentinel’s philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities. Notwithstanding the Fund’s ability to invest without limitation in foreign securities, as described above, under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.

The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody’s (Aaa to Baa) and Standard & Poor’s (AAA to BBB). No more than 20% of the Fund’s total assets may be invested in lower-quality bonds, sometimes called “junk bonds” (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in mortgage-backed U.S. government securities (“MBS”), including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and by the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In all of these mortgage-backed securities, the actual maturity and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may attempt to hedge various risks, such as interest rate, credit and currency risk, using derivative instruments, such as exchange-traded futures and options, and other derivatives such as swaps, options on swaps, interest rate caps and floors, credit default swaps and credit indices. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

Although not a principal investment strategy, the Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

Although not a principal investment strategy, the Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may participate in a securities lending program.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”).

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Sentinel Variable Products Bond Fund

Investment Objective

The Fund seeks high current income while seeking to control risk.

Principal Investment Strategies

The Fund invests mainly in investment grade bonds. The Fund normally invests exclusively in fixed-income securities, which may from time to time include related derivatives. At least 80% of the Fund’s assets will normally be invested in the following types of bonds and related derivatives:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody’s, Standard & Poor ‘s or any other nationally recognized statistical rating organization;

2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities and dollar roll transactions;

3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody’s or Standard & Poor’s, that Sentinel believes have investment qualities comparable to investment grade corporate securities.

The Fund’s policy of investing, under normal circumstances, at least 80% of its assets in bonds is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Fund’s shareholders.

Although not a principal strategy, the Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks. The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called “junk bonds.” These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor’s or below Baa by Moody’s, or are unrated but considered by Sentinel to be of comparable credit quality. Up to 25% of the Fund’s assets may be invested in securities within a single industry.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may make unlimited investments in mortgage-backed U.S. government securities (“MBS) , including pass-through certificates guaranteed by GNMA. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. The guarantee by GNMA of timely repayment of principal and payment of interest is backed by the full faith and credit of the United States. The Fund may invest in mortgage-backed securities issued and guaranteed by FNMA and by FHLMC. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Mortgage- related securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the U.S. Treasury Department (e.g., the Federal Home Loan Banks). Mortgage-related securities issued by FHLMC are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest and ultimate collection of principal on its mortgage-related securities; provided, however, that FHLMC may remit on account of its guarantee of ultimate payment of principal the amount due with respect to any underlying mortgage loan at any time after default on such underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.

The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps, interest rate caps and floors, credit default swaps and credit indices) in order to hedge various risks, such as interest rate, credit and currency risk. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may participate in a securities lending program.

Although not a principal investment strategy, the Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Although not a principal investment strategy, the Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

Sentinel Variable Products Common Stock Fund

Investment Objective

The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, typically above $5 billion in market capitalization, many of which have historically paid regular dividends. Although not a principal investment strategy of the Fund, when appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.

Sentinel’s philosophy which respect to the Fund is based on a long-term view and emphasizes diversification, high quality and valuation discipline. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

Although not a principal investment strategy, the Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Sentinel Variable Products Mid Cap Fund

The Board of Trustees of the Fund recently approved the reorganization of the Fund into the Sentinel Variable Products Small Company Fund.  The reorganization is expected to be effected June 17, 2016, subject to the approval of shareholders.  After the reorganization is effected,  the Fund will no longer be available as an investment option in the separate accounts of life insurance companies.

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Although not a principal investment strategy, the Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may sell a security when the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may sell a partial position in a security in order to manage the size of the position. The Fund may sell a security to meet redemptions.

Sentinel Variable Products Small Company Fund

Investment Objective

The Fund seeks growth of capital.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior notice to the Fund’s shareholders. For this purpose, small-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $4 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The weighted median market capitalization of the Fund’s holdings as of March 31, 2016 was approximately $1.9 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund’s policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund’s best interest to do so. The Fund’s turnover rate is not expected to exceed 100% annually.

Although not a principal investment strategy, the Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

Although not a principal investment strategy, the Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted by the 1940 Act.

The Fund may invest in high quality registered and unregistered money market funds and high quality money market instruments pending investments or to maintain liquidity for the payment of redemptions or other purposes. The Fund will not be deemed to deviate from its normal strategies if it holds these money market securities.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. A security may also be sold to meet redemptions.

Investment Risks

We cannot guarantee that a Fund’s investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), by visiting sentinelinvestments.com, or by writing to Sentinel Investments at PO Box 55929, Boston, MA 02205-5929. The Funds are not guaranteed or insured by the U.S. government. The value of a Fund’s shares is expected to fluctuate.

Principal Equity Securities Risks

Stock Market and Selection Risk. (Balanced, Common Stock, Mid Cap and Small Company Funds). Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. (Balanced, Common Stock, Mid Cap and Small Company Funds). The Mid Cap and Small Company Funds focus on “growth stocks” and target stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Common Stock Fund and the equity portion of the Balanced Fund invest in both “growth” and “value” stocks, and/or stocks with characteristics of both, commonly called a “blend” style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds’ managers, or may decline even further if: other investors fail to recognize the company’s value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. (Balanced, Common Stock, Mid Cap and Small Company Funds). To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk. (Mid Cap and Small Company Funds). The stocks of small- and mid-capitalization companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Fixed-Income Securities Risks

Derivatives Risk. (Balanced and Bond Funds). The Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Derivative investments can increase Fund losses and/or increase volatility. Derivative instruments may be difficult to price, and may be leveraged so that small changes may produce disproportionate losses for a Fund. Derivatives involve counterparty risk (the risk that the counterparty of the derivative transaction or a clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio managers may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Funds.

Specific Risks relating to the derivatives used by the Funds:

Futures Contracts and Options on Futures Contracts: A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts and options on futures contracts are subject to risks, including (i) imperfect correlation to the underlying asset, (ii) lack of liquidity, (iii) losses caused by unanticipated market movements, which are potentially unlimited, and (iv) the risk that the counterparty will not perform its obligations.

Swaps: Swaps are two party contracts that generally obligate the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investments in securities because swaps may be leveraged. Swaps also involve the risk that the counterparty may not be able to satisfy its obligations to pay the Fund, and the risk that the Fund may not be able to satisfy its obligation to pay the counterparty. Certain swaps, including but not limited to certain interest rate swaps, are required to be executed on a regulated exchange or trading facility and cleared through a regulated clearinghouse, involving the risk of a default by or insolvency of the clearinghouse. Swaps may also be difficult to value.

Credit Default Swaps: A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Options: The Funds may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the Investment Company Act of 1940, as amended.

Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Forward Contracts: The Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. Forward contracts may be used by Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

A Fund’s use of certain derivatives, such as forward currency contracts, structured notes, futures transactions and swap transactions involve other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the counter traded derivatives), the risk of difficulties in pricing and valuation. Credit default swaps involve special risks because they are difficult to value and are subject to credit and liquidity risk. Certain derivative transactions may involve substantial leverage risk and the Funds could lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Tax Risks of Derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

General Fixed-Income Securities Risk. (Balanced and Bond Funds). The market prices of bonds, including those issued by the U.S. government, generally go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices of the bonds held by the Funds. Fixed-income securities may also be difficult to purchase and sell in adverse market conditions. While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, investment grade bonds may be downgraded or default. During periods of declining interest rates, or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

Government Securities Risk. (Balanced and Bond Funds). U.S. government securities in which the previously mentioned Funds invest include securities issued and/or guaranteed by the U.S. Treasury, U.S. government agencies or government-sponsored entities. U.S. government securities are subject to low, but varying degrees of credit risk, and are still subject to other general risks applicable to fixed-income securities, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, securities issued and/or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. The Government National Mortgage Association (GNMA), a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Government-sponsored entities (whose obligations are not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (FNMA, or Fannie Mae), the Federal Farm Credit Bank (FFCB), the Federal Home Loan Bank system (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). If a government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. Although securities backed by the full faith and credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due.

Lower-Quality Bonds Risk. (Balanced and Bond Funds). The lower-quality bonds, sometimes called “junk bonds”, in which the Balanced and Bond Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Mortgage-Backed Securities Risk. (Balanced and Bond Funds). Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages held in trust and differ from traditional fixed-income securities and are subject to certain additional risks. Like traditional fixed-income securities, when interest rates fall the value of mortgage-backed securities typically increases, and when interest rates increase, the value of mortgage-backed securities typically decreases. However, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. In addition, the principal on mortgage- backed securities may normally be prepaid at any time, which will reduce the yield and market value. When interest rates decline, borrowers may pay off their mortgages sooner than expected and the Fund may have to invest the proceeds in securities with lower yields. This is known as prepayment risk. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The residential mortgage market in the United States at times has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments.

To-Be-Announced (“TBA”) Securities Risk. (Balanced and Bond Funds). In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Principal Foreign Securities Risks

General Foreign Securities Risk. (Balanced, Common Stock, Mid Cap and Small Company Funds). Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Foreign Banks and Securities Depositories Risk. (Balanced and Common Stock Funds). Some foreign banks and securities depositories in which the Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Other Principal Investment Risks

Asset Allocation Risk. (Balanced Fund). The Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

High Portfolio Turnover Risk. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to individual shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds during the last fiscal year.

The Bond Fund had a portfolio turnover rate of 117% in its 2015 fiscal year.

Other Investment Risks

Convertible Securities Risk. (Balanced, Bond and Common Stock Funds). Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates rise and, conversely, to increase as interest rates decline. However, the convertible securities market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

Dollar Rolls Risk (Balanced and Bond Funds). The use of dollar rolls by the Balanced and Bond Funds tends to increase the portfolio turnover of these Funds. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Investments in Money Market Funds Risk (All Funds). When investing in a money-market fund, a Fund will indirectly bear its proportionate share of the expenses (including management fees) of the money-market fund in which it invests in addition to its own expenses.

Investments in Other Investment Companies Risk (All Funds). A Fund investing in other investment companies, including exchange-traded funds (“ETFs”), will indirectly bear the management and other fees of the other investment company in addition to its own expenses.

Not Guaranteed Risk (All Funds). None of the Funds, including the Bond Fund, is guaranteed or insured by the U.S. government. The value of each Fund’s shares is expected to fluctuate.

Preferred Stock Risk (Common Stock Fund). Preferred stock represents an equity or ownership interest in a company. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements Risk (All Funds). If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. (Balanced, Bond and Small Company Funds). Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers or are subject to other legal or contractual restrictions on resale. Sentinel may determine that certain Rule 144A securities in which the Balanced and Bond Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities that are not deemed to be illiquid at the time of purchase may become illiquid. The Funds will not be able to readily resell illiquid securities, and the resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Securities Lending Risk (All Funds). Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Short Sales Risk (Balanced and Bond Funds). Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

Temporary Defensive Position Risk (All Funds). If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

Zero-Coupon and Similar Bonds Risk (Balanced and Bond Funds). Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced and Bond Funds may not get cash interest payments on these bonds, the Funds nevertheless must accrue the interest for U.S. federal income tax purposes, and, in order to qualify as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (“Code”), distribute amounts equal to the income deemed to be earned on an annual basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Operational Risks

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional attacks and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund’s third party service providers (including transfer agents, custodians, sub-advisers and fund accountants), or by the exchanges and clearing houses on which the securities and derivatives that are purchased or sold by the Funds are traded or cleared, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, and a cyber security breach could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. The Funds and the Adviser have established risk management systems designed to reduce the risks associated with cyber security; however, there is no guarantee that such efforts will succeed. Furthermore, the Adviser and the Funds cannot control the cyber security plans and systems of third party service providers, exchanges and clearing houses, or issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result of a cyber security breach.

Disclosure of Portfolio Securities

A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

Share Classes

Sentinel Variable Products Trust issues a separate class of shares of common stock for each Fund. It may establish additional funds in the future, and additional classes of shares. Each share is entitled to one vote per dollar of net asset value as of the close of business on the record date as to any matter on which it is entitled to vote and each fractional share is entitled to a proportional fractional vote. The presence in person or by proxy of 30% of the shares entitled to vote constitutes a quorum.

Based on current federal securities law requirements, the Funds expect that insurance company shareholders of the Funds will offer owners of their respective variable life insurance policies and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their policies and contracts regarding certain matters, such as the approval of investment advisory agreements. If the insurance company does not receive timely instructions from owners of its variable life insurance policies and variable annuity contracts, or if it holds shares that are not attributable to variable life insurance policies or variable annuity contracts, it will vote such shares in the same proportion as the voting instructions that are received for all policies and contracts participating in each Fund. This means that a small number of shareholders can determine the outcome of a vote. The voting instructions received from policy and contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable policies and contracts.

Purchasing and Selling Fund Shares

Shares of the Funds are not available directly to the public. Shares of the Funds are offered, without sales charge, at each Fund’s net asset value per share, only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance policies and variable annuity contracts. Net premiums or net purchase payments under such policies and contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales charges or redemption charges.

On each day that a Fund’s net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund’s net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectus for each separate account and its related policy or contract for a more detailed description of the procedures under which a policy or contract owner, or payee, may allocate his or her interest in a separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

Offering of Fund Shares to Separate Accounts of Insurance Companies

The Funds may offer their shares to separate accounts of insurance companies that are not affiliated with each other and qualified retirement plans under a “mixed and shared” funding arrangement. Due to differences in tax treatment and other considerations, the interests of separate accounts may present certain conflicts of interest. For example, violation of the federal tax laws by one of several insurance company separate accounts investing in a Fund could cause the Fund to lose its tax-deferred status unless remedial actions were taken. The Funds do not foresee such conflicts. The Board of Trustees will continue to monitor the existence of any material conflicts and determine what action, if any, should be taken should one arise. If a Fund were to sell portfolio securities to pay redemption proceeds to a separate account withdrawing because of a conflict, then the Fund’s net asset value could decrease.

Excessive Trading Policy

Excessive trading (which may be the result of market timing) by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Trustees of the Funds. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that a policyholder has a history of excessive trading (generally six or more in-and-out transactions in a Fund within a rolling twelve-month period), or (ii) that a policyholder’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consult with a separate account or consider trading done in multiple policies under common ownership or control.

Policyholders who engage in certain types of regular transactions may be permitted to invest in the Funds if Sentinel determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of policyholders who may be permitted to invest under this provision are persons who make regular periodic allocations to the subaccount investing in the Fund and persons who regularly rebalance their allocations to the subaccounts investing in the Funds.

The excessive trading policy applies uniformly to all policyholders, including policyholders who trade through intermediaries. However, no Fund makes any representation that it can identify and reject all exchange requests or purchase orders in violation of the policy, and as a result policyholders are subject to the risks described above.

Pricing Fund Shares

Net asset value for each Fund is calculated each day that the New York Stock Exchange (“NYSE”) is open, as of the close of business on the NYSE, based on prices at the time of closing of regular trading. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of outstanding shares of each Fund. Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including both long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc., the Funds’ administrator and a subsidiary of Sentinel, an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available are valued at current market value; other securities and assets are valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Dividends, Capital Gains and Taxes

Each Fund intends to continue to qualify as a RIC under the Code, and to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income, once per year in December.

Shares of the Funds are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Funds held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related policy or contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance policies and variable annuity contracts and the holders thereof.

A 30% withholding tax is currently imposed on dividends and will be imposed on the gross proceeds of redemptions paid after December 31, 2018, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Currently, the Funds do not sell shares to any such institutions.

Index Descriptions

All indices are unmanaged and index performance does not reflect any fees, expenses or taxes. An investment cannot be made directly in an index.

The Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. (Balanced and Bond Funds)

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. (Mid Cap Fund)

The Russell 2000™ Index measures the performance of 2000 small-cap companies within the U.S. equity universe. (Small Company Fund)

The Standard & Poor’s 500 Index consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. (Balanced and Common Stock Funds)

Management of the Funds

Sentinel manages the Funds’ investments and their business operations under the overall supervision of the Board of Trustees. Sentinel has the responsibility for making all investment decisions for the Funds.

Sentinel is an indirect, wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Funds’ investment advisory contracts call for each applicable Fund to pay Sentinel’s fees, which for the fiscal year ended December 31, 2015 were paid at a rate equal to the percentage of the Fund’s average daily net assets shown below:

Sentinel Variable Products Balanced Fund	0.55%
Sentinel Variable Products Bond Fund	0.40%
Sentinel Variable Products Common Stock Fund	0.50%
Sentinel Variable Products Mid Cap Fund	0.50%
Sentinel Variable Products Small Company Fund	0.50%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Funds’ advisory contracts is available in the Funds’ annual report to shareholders for the most recently completed fiscal period ending December 31.

The following individuals manage the Funds:

Balanced Fund

Daniel J. Manion, lead manager, manages the equity portion of the Balanced Fund, and Jason Doiron manages the fixed-income portion of the Balanced Fund. Mr. Manion has been employed by Sentinel since 1993 and is Sentinel’s Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation. Mr. Doiron has been employed by Sentinel since 2008 and is Head of Investments at Sentinel. He has co-managed the fixed-income portion of the Fund since 2012. From 2005 to 2008, Mr. Doiron was Director—Quantitative Trading and Strategies Group for the Royal Bank of Canada’s Capital Markets Group and from 2003 to 2005 he was a Senior Quantitative Analyst - Fixed Income Derivatives for Citigroup Global Investments. Mr. Doiron holds the Financial Risk Manager and Professional Risk Manager designations.

Bond Fund

Mr. Doiron manages the Bond Fund. He is assisted by a team of additional portfolio managers and analysts. He has managed or co-managed the Fund since 2009.

Common Stock Fund

Mr. Manion is lead manager and Hilary Roper is co-manager of the Common Stock Fund. Mr. Manion has managed or co-managed the Fund since 2000. Ms. Roper has been employed by Sentinel since 1998 as an equity analyst and has co-managed the Fund since 2010. She holds the Chartered Financial Analyst designation.

Mid Cap Fund

Jason Ronovech manages the Mid Cap Fund. Mr. Ronovech joined Sentinel in March 2013, and has managed or co-managed the Fund since 2013. Prior to joining Sentinel, from 2005 to March 2013, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, co-managing their small cap and smid cap portfolios. Mr. Ronovech holds the Chartered Financial Analyst designation.

Small Company Fund

Mr. Ronovech manages the Small Company Fund. Mr. Ronovech has managed or co-managed the Fund since 2013.

The teams of investment management personnel may include additional portfolio managers and a number of analysts. The Funds’ Statement of Additional Information provides additional information about portfolio manager compensation, other accounts they manage, and their ownership of shares in the Funds they manage.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.

The information in the financial highlights table does not reflect fees and charges associated with the separate accounts of insurance companies that purchase shares of a Fund. If it did, a Fund’s expenses would higher, and returns would be lower.

The financial highlights have been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

			Income from Investment Operations			Less Distributions
SVP Fund	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Return of capital	Total distributions	Net asset value, end of period
Balanced
	12/31/11	$11.95	$0.21	$0.28	$0.49	$0.30	$0.32	$—	$0.62	$11.82
	12/31/12	11.82	0.19	1.16	1.35	0.27	0.77	—	1.04	12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	—	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	—	1.14	13.45
	12/31/15	13.45	0.20	(0.19)	0.01	0.25	0.72	—	0.97	12.49
Bond
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	—	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	—	—	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	—	—	0.31	9.83
	12/31/15	9.83	0.27	(0.40)	(0.13)	0.32	—	—	0.32	9.38
Common Stock
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	—	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	—	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	—	2.61	17.69
	12/31/15	17.69	0.44	(0.39)	0.05	0.49	1.79	—	2.28	15.46
Mid Cap
	12/31/11	10.79	—	0.39	0.39	—	—	—	0.00	11.18
	12/31/12	11.18	0.03	1.35	1.38	0.03	—	—	0.03	12.53
	12/31/13	12.53	0.01	4.03	4.04	0.01	1.55	—	1.56	15.01
	12/31/14	15.01	0.06	0.66	0.72	0.06	3.22	—	3.28	12.45
	12/31/15	12.45	0.03	(0.17)	(0.14)	0.03	1.04	—	1.07	11.24
Small Company
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	—	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	—	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	—	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	—	2.32	—	2.32	12.14

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period.  Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns may reflect a waiver by the Fund’s investment adviser of a portion of its management fee, without which returns would have been lower.

# Represents less than 0.5%.

^ Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the SVP Balanced Fund by 0.47% and the SVP Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

Amounts designated as “—” are either zero or represent less than $0.005 or $(0.005).

	Ratios/Supplemental Data
SVP Fund	Total return (%)*	Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)
Balanced
	4.05	$14,926	0.83	1.70	159
	11.44	14,433	0.83	1.46	175
	18.88	16,456	0.87	1.37	220
	7.81	15,963	0.90	1.31	76
	0.03	15,301	0.87	1.50 ^	38
Bond
	7.04	71,131	0.63	2.89	539
	6.53	68,313	0.63	2.07	499
	(0.33)	61,664	0.67	2.64	256
	4.01	67,067	0.65	2.90	117
	(1.29)	57,312	0.67	2.69	117
Common Stock
	2.10	196,768	0.69	1.47	5
	15.10	197,250	0.70	1.73	0	#
	31.73	220,631	0.72	1.49	8
	10.34	198,524	0.72	1.57	13
	0.19	161,148	0.72	2.48 ^	9
Mid Cap
	3.62	16,134	0.83	(0.03)	45
	12.34	15,382	0.84	0.21	26
	32.32	18,499	0.84	0.09	40
	4.63	17,398	0.83	0.40	66
	(1.23)	15,633	0.81	0.21	45
Small Company
	3.02	56,670	0.75	(0.09)	30
	11.44	54,505	0.75	0.46	48
	34.72	62,134	0.80	0.09	47
	6.68	57,935	0.78	0.45	72
	(1.34)	48,938	0.78	(0.10)	77

To Get More Information

Shareholder Reports

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-732-8939 or by visiting www.nationallifegroup.com.

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Funds to which you have allocated value under your variable life insurance or annuity contract. To receive additional shareholder reports at no cost, call 1 800-732-8939.

Statement of Additional Information

The Funds’ Statement of Additional Information contains additional information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-732-8939.

Please contact your registered representative or the Funds at 1-800-732-8939 if you have any questions or would like additional information about the Funds.

The Funds’ Statement of Additional Information and its annual and semi-annual reports are also available, free of charge, at www.nationallifegroup.com or by calling the Funds at 1-800-732-8939. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC in Washington, D.C.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

Sentinel Variable Products Trust c/o Sentinel Administrative Services, Inc. P.O. Box 55929 Boston, MA 02205-5929	Custodian State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	Transfer Agent Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604

Investment Adviser Sentinel Asset Management, Inc. One National Life Drive Montpelier, VT 05604	Counsel Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Administrator Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604

Principal Underwriter Sentinel Financial Services Company One National Life Drive Montpelier, VT 05604	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Investment Company Act File No. 811- 09917

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2016

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive

Montpelier, Vermont 05604

(800) 732-8939

Sentinel Variable Products Balanced Fund (“Balanced Fund”)

Sentinel Variable Products Bond Fund (“Bond Fund”)

Sentinel Variable Products Common Stock Fund (“Common Stock Fund”)

Sentinel Variable Products Mid Cap Fund (“Mid Cap Fund”)

Sentinel Variable Products Small Company Fund (“Small Company Fund”)

Sentinel Variable Products Trust (the “Trust”) is a managed, open-end investment company, which continuously offers its shares to separate accounts of life insurance companies to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of five separate and distinct funds, the Balanced Fund, the Bond Fund, the Common Stock Fund, the Mid Cap Fund and the Small Company Fund, referred to hereinafter collectively as the “Funds”, and each individually as a “Fund”. Each Fund is an open-ended management investment company and each is a diversified investment company. The Funds are described in a Prospectus of the Trust dated April 30, 2016, as supplemented from time to time (the “Prospectus”). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. (the “Adviser”) acts as the investment adviser to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company (“SFSC”). Both the Adviser and SFSC are indirect wholly owned subsidiaries of National Life Holding Company and affiliates of National Life Insurance Company (“National Life”).

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The financial statements of the Funds that are included in the Annual Report to Shareholders of the Funds dated December 31, 2015 (the “Annual Report”) have been incorporated by reference in this Statement of Additional Information. The Prospectus and Annual Report, which have been filed with the Securities and Exchange Commission ( the “SEC”), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-732-8939. This Statement of Additional Information has been incorporated by reference into the Prospectus.

TABLE OF CONTENTS

THE TRUST	1
INVESTMENT OBJECTIVES AND FUNDAMENTAL INVESTMENT POLICIES	1
NON-FUNDAMENTAL INVESTMENT POLICIES	1
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	3
MANAGEMENT OF THE TRUST	12
PORTFOLIO MANAGERS	15
PRINCIPAL SHAREHOLDERS AND VOTING RIGHTS	17
THE INVESTMENT ADVISER	19
PROXY VOTING PROCEDURES	20
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	20
PRINCIPAL UNDERWRITER	21
FUND SERVICES ARRANGEMENTS	21
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	22
PORTFOLIO TURNOVER	24
CAPITALIZATION	24
PURCHASE AND REDEMPTION OF SHARES	25
DETERMINATION OF NET ASSET VALUE	25
TAXES	26
GENERAL INFORMATION	27
FINANCIAL STATEMENTS	27
APPENDIX A: BOND RATINGS	A-1

THE TRUST

The Trust was formed as a Delaware business trust on March 14, 2000.

INVESTMENT OBJECTIVES AND FUNDAMENTAL INVESTMENT POLICIES

The investment objectives of each of the Funds are set forth in the Prospectus.  Each Fund’s investment objective is a fundamental investment policy.

Each Fund’s fundamental policies, including its investment objective, cannot be changed without the approval of a majority of the outstanding voting securities of such Fund, which, for this purpose and under the Investment Company Act of 1940 (the “Investment Company Act” );means, with respect to each Fund, the lesser of: (i) 67 percent or more of the voting securities of such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of such Fund.

With respect to the submission of a change in fundamental policy or investment objective of each Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

The additional fundamental investment policies of the Funds are listed below. Unless otherwise indicated, each Fund may not:

•                  Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act;

•                  Invest more than 25% of its total assets in a particular industry (although a Fund may from time to time invest more than 25% of its assets in broad industrial sectors);

•                  Borrow money except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;

•                  Purchase securities on margin;

•                  Issue senior securities;

•                  Loan money, although a Fund may lend its securities;

•                  Deal in real estate;

•                  Act as an underwriter of securities issued by others;

•                  Purchase from or sell to any officer, director or employee of the Trust, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than shares of beneficial interest of the Trust;

•                  Deal in commodities or commodities contracts;

•                  Invest in oil, gas or other mineral exploration or development programs or leases;

•                  Purchase more than 10% of the voting securities of any issuer; or

•                  Invest in companies for purposes of exercising control or management.

For purposes of the Funds’ fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

The Funds’ investment policies will be affected by the insurance laws of certain states, which may impose certain limitations on the permissible investments of the Funds.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”, or the “Board”) without shareholder approval. Unless an investment policy is specifically identified as a fundamental policy, it will be considered a non-fundamental investment policy that may be changed by the Board, with material changes reported to shareholders. The following are the Funds’ non-fundamental investment policies:

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None of the Common Stock, Mid Cap or Small Company Funds may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.  The Balanced and Bond Funds are not subject to this limit with respect to the purchase or sale of derivative instruments.  For more information on Funds’ use of derivatives, see “Additional Information About Investment Strategies and Risks — Transactions in Derivatives”, below.

Under the Investment Company Act, each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the Investment Company Act or related rules or SEC staff interpretations.

All Funds may invest their respective assets entirely or in part in U.S. government securities or an agency thereof, or held as cash deposits in a bank or trust company having assets of not less than $2,000,000,000.

Each Fund may invest in securities of foreign issuers, if such investment is determined by the Adviser to be suitable for such Fund.

Each of the Funds has additional non-fundamental investment policies, as described below:

The SVP Balanced Fund:

•                  Must invest at least 25% of its assets in bonds;

•                  Must invest at least 25% of its assets in common stocks;

•                  May not invest more than 20% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Adviser determines possess similar credit characteristics);

•                  May not invest in illiquid securities, except for fixed income Rule 144A securities that are deemed liquid;

•                  May not invest more than 25% of its net assets in repurchase agreements; and

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Bond Fund:

•                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds and related derivatives unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•                  May not invest more than 20% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Adviser determines possess similar credit characteristics);

•                  May not invest in illiquid securities, except for fixed income Rule 144A securities that are deemed liquid;

•                  May not invest more than 25% of its net assets in repurchase agreements; and

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Common Stock Fund:

•                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•                  May not invest in illiquid securities;

•                  May not invest more than 25% of its net assets in repurchase agreements; and

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

The SVP Mid Cap Fund:

•                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•                  May not invest in illiquid securities;

•                  May not invest more than 25% of its net assets in repurchase agreements; and

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

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The SVP Small Company Fund:

•                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•                  May not invest in illiquid securities;

•                  May not invest more than 25% of its net assets in repurchase agreements; and

•                  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Adviser believes that adverse market or other conditions warrant.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) represent shares of ownership in mutual funds or unit investment trusts (“UITs”) that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. Commodity ETFs, which invest in commodities such as precious metals and natural resources, are not regulated as investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Foreign Securities. Foreign securities are typically subject to different taxation, regulation, trading volume and currency controls, than U.S. securities. They also may be subject to the possibility of expropriation and a lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by U.S. issuers. There may be less publicly available information about foreign issuers than about U.S. issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

Illiquid and Restricted Securities. None of the Funds may invest in illiquid or restricted securities except that the Balanced and Bond Funds may invest in fixed income Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 (the “Securities Act”), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund’s board of directors, the board may delegate the day-to-day function of determining liquidity to the investment adviser or subadviser provided the board retains sufficient oversight. The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures for the Balanced and Bond Funds for the purpose of determining whether Rule 144A securities are liquid or illiquid. The policies and procedures give guidelines for the Adviser to make these determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the

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investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board reviews quarterly purchases and sales of Rule 144A securities by the Balanced and Bond Funds.

To the extent that liquid Rule 144A securities or other securities in which the Funds invest become illiquid due to the lack of sufficient qualified institutional buyers or market or other conditions, the Adviser, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the Adviser will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold the investment or seeking a private sale.

Initial Public Offerings. From time to time, the Adviser may invest for a client, including the Funds, in securities being offered in an initial or secondary public offering (“IPO”), if the Adviser believes the investment is appropriate and desirable for that client. In making this judgment, the Adviser may consider, among other things, the client’s investment objectives, restrictions and tax circumstances; the client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client’s account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Adviser contemplates holding the investment for the client’s account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Adviser also may consider the number and nature of the account’s past participation in IPOs and any indicators of the client’s contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Adviser may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account’s asset size. The Adviser may make different investment decisions for different clients about the same IPO.

A Fund or other client’s access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account’s total return, but the same level of performance is not likely to be achieved when an account grows larger.

“Hot issues” are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for “hot issues” exceeds the supply, and the amount of any “hot issue” IPO made available to an investment manager like the Adviser is usually limited. In addition, IPO underwriters tend to offer “hot issues” on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The fixed-income portion of the Balanced Fund and the Bond Fund may invest in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which, in the Adviser’s judgment, possess similar credit characteristics. See Appendix A - “Description of Bond Ratings” for additional information regarding ratings of debt securities. The Adviser considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when, in the judgment of the Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-

4

backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued in either a single class or in multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Balanced and Bond Funds may transact in TBA swaps. Mortgage-backed securities are generally traded on a “to-be-announced”, or TBA, basis. In a TBA trade, the seller of the mortgage-backed security agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. A TBA swap is a standard market transaction involving an agreement to purchase one agency mortgage-backed security and a simultaneous agreement to sell a different agency mortgage-backed security. Sales of TBA securities, including those that the Fund does not own, may be used by the Fund’s portfolio managers to more efficiently maneuver around the mortgage-backed security market, hedge overall mortgage risk and adjust exposure to certain securities without having to restructure cash and duration profiles.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Real Estate Investment Trusts. REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended (“Code”) lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

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Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for the securities and the amount it receives upon resale is interest income to the Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds may use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be equal to at least 102% of the repurchase price. The Adviser will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected by legislation and/or by litigation. Also, the success of food and soft drink companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these smaller companies may have higher price/earnings (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Telecommunications. This sector’s risks include rapid obsolescence, lack of standardization and/or compatibility with existing technologies, and a dependency on patent and copyright protection. Both federal and state regulations may affect the prices of securities in this sector. The sector is also subject to heavy market share competition and foreign competition. The sector has seen heavy consolidation, which may lead to greater regulatory oversight.

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Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, a Fund may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount equal to at least 100% of the market value of the securities loaned (with such collateralization valued by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”). Substitute payments are not to be treated as either dividends or interest received with respect to the loaned securities for federal income tax purposes. The Fund retains certain ownership rights with respect to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws, regulations and orders. Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund. A Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Transactions in Derivatives.

General. The Common Stock, Mid Cap, Small Company and Balanced Funds may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific “baskets” of stocks.

The Bond Fund and the bond portion of the Balanced Fund may (a) purchase and sell exchange traded and OTC put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

Each of these Funds may utilize options and futures contracts to manage exposure to changing interest rates, currency exchange rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Derivatives may also be used by a Fund to replicate permitted investments.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies may limit a Fund’s ability to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions. These transactions also could significantly increase the Fund’s turnover rate.

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None of the Common Stock, Mid Cap or Small Company Funds may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund. The Balanced and Bond Funds are not subject to this limit with respect to the purchase or sale of derivative instruments.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, and indices of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange-traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

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When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Bond and Balanced Funds may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

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Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be a protection buyer. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Certain swaps, including but not limited to certain interest rate swaps, are required to be executed on a regulated exchange or trading facility and cleared through a regulated clearinghouse, involving the risk of a default by or insolvency of the clearinghouse. Swaps may also be difficult to value.

Internal Limitations. The Funds will observe the following internal limitations with respect to the use of options and futures contracts:

1. None of the Common Stock, Mid Cap or Small Company Funds may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts. The Balanced and Bond Funds are not subject to this limit.

2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund’s exposure to the market or sector covered by such index option or future.

5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund’s portfolio.

6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC derivatives, does not exceed 5% of the total assets of the Fund.

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Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator and Limitations on the Use of Futures, Options on Futures and Swaps. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to any Fund) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures, options on futures and CFTC-regulated swaps transactions (including options on such swaps transactions). Each Fund currently intends to limit its direct investments in futures, options on futures and CFTC-regulated swaps to the extent necessary for the Adviser and the Fund to continue to claim the exclusion. None of the Funds is intended as a vehicle for trading in the futures, commodity options or CFTC-regulated swaps markets and does not market itself as a commodity pool. Under Rule 4.5 as currently in effect, each Fund intends to limit its trading activity in futures, options on futures and CFTC-regulated swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

In the event a Fund’s investments in commodity interests require the Adviser to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund’s expenses may increase, adversely affecting the Fund’s return.

Asset Segregation and Coverage. Transactions in certain derivative instruments may expose a Fund to an obligation to another party. Each Fund will comply with guidelines established by the SEC with respect to coverage for these instruments and, if the guidelines so require, will segregate on its books cash or liquid assets in the amount prescribed. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transactions. By setting aside assets equal only to its net obligations, a Fund will have the ability to engage to a greater extent in transactions in derivatives, which may increase the risks associated with such investments. In certain cases, a Fund may enter into an offsetting position rather than segregating or designating liquid assets. A Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. As a result of a Fund’s asset segregation policies, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. A Fund may modify its asset segregation policies from time to time.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Tax Risks of Derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions.

U.S. Government Securities. U.S. government securities are issued by the U.S. government or its agencies or instrumentalities, including Treasury bills, notes, and bonds; securities issued by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Federal Farm Credit Bank, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, which securities are supported by the right of the agency to borrow from the U.S. Treasury; securities issued by the Federal National Mortgage Association (“FNMA”), which securities are supported by the right of FNMA to borrow from the U.S.

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Treasury Department (e.g., the Federal Home Loan Banks); securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”); and securities issued by the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, which securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. government securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

When Issued Purchases. The Bond Fund and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Adviser believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of Delaware and the Investment Company Act. The Board of Trustees currently consists of four Trustees, three of whom are not “interested persons” of the Trust as defined in the Investment Company Act (“non-interested Trustees”). The Chairman of the Board of Trustees is Mehran Assadi, who is an “interested person” of the Trust. Mr. Assadi is President and Chief Executive Officer of National Life Holding Company. The non-interested Trustees, William D. McMeekin, Michael A. Nobles and Nancy Friberg Pope, have determined that having Mr. Assadi as Chairman provides them with unique access to management, which enables them to better fulfill their role as fiduciaries for the Funds’ shareholders, particularly given the Funds’ availability through variable insurance products, including those offered by subsidiaries of National Life Holding Company. The Board does not have a lead independent trustee, and the Trustees have determined that, given their number, having such a trustee in that role is not necessary for efficient and effective communications between the Trustees and the Funds’ management. During the fiscal year ended December 31, 2015, the Board held four meetings.

The Board has one standing committee, the Audit Committee, which is comprised solely of the non-interested Trustees. The functions of the Audit Committee include: the engagement or discharge of the independent registered public accounting firm; review and evaluation of matters within the scope of the accountants’ duties; review with the independent registered public accounting firm of the plan and results of the auditing engagement and the adequacy of the Trust’s system of internal accounting controls; review of each professional service provided by the independent registered public accounting firm prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee of the Board. During the fiscal year ended December 31, 2015, the Audit Committee held four meetings.

The Trustees have determined that the Trust’s leadership structure is appropriate for the circumstances of the Funds. Each Trustee was selected for his or her individual characteristics and experience, which was determined to be appropriate in light of the nature of the Funds at the time the Trustee was selected.

Day-to-day risk management of the Funds is the responsibility of Adviser. The Board’s role is one of oversight of the practices and processes of the Funds and their service providers. The Funds are subject to a number of risks, including investment, compliance and valuation risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues. In addition, the Trustees exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds’ portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

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With respect to compliance risk, pursuant to Rule 38a-1 under the Investment Company Act, the Board has appointed a Chief Compliance Officer of the Funds, who is responsible for the implementation and testing of the Funds’ compliance program. The Chief Compliance Officer is an active participant in the Funds’ operations. The Chief Compliance Officer provides the Trustees with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds’ compliance program and of the compliance programs of the Funds’ service providers. In addition, the Chief Compliance Officer provides the Board with a written compliance risk identification and assessment report annually.

The non-interested Trustees also meet at least annually with the Chief Compliance Officer in an executive session, without representatives from management.

With respect to valuation risk, the Board receives regular written reports from the Funds’ fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds’ auditors each year in connection with the review of the results of the audit of each Fund’s year end financial statements.

The Board appoints the officers of the Trust, who run the day-to-day operations of the Funds under the Board’s supervision. The Board oversees fund risk through their oversight of the Funds’ officers, who are elected (or re-elected, as the case may be) by the Trustees each year.

Biographical Information. In addition to the description of each non-interested Trustee’s Principal Occupation(s) and Other Directorships set forth in the table below, the following provides additional information about each Trustee’s specific experiences, qualifications, attributes or skills each Trustee brings to his or her service on the Board of Trustees. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze his or her duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Trust’s Board of Trustees, and that collectively, the Trustees have diverse and balanced experience, qualifications, attributes and skills that enhance the ability of the Board to operate effectively.

Mr. Assadi has been the Chair and a Trustee of the Trust since 2009. Mr. Assadi has held positions at National Life Holding Company since 2003, and, prior to 2003, held various senior positions at other insurance companies. He received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore. The non-interested Trustees believe his experience, and his participation in management, is valuable to them in fulfilling their duties as Trustees.

Mr. McMeekin has been a Trustee of the Trust since its formation in 2000. Mr. McMeekin, a local business leader, has executive experience in the financial services industry. He has a B.A. from Harvard University, majoring in Sociology and Psychology, and an MBA from Stetson University. Mr. McMeekin brings to the Board of Trustees his knowledge of the operations and business of the Trust, and his experience in the financial services industry in general.

Mr. Nobles has been a Trustee of the Trust since May 2013. Mr. Nobles is the President, Chief Executive Officer and Chief Operating Officer of Union Mutual of Vermont Companies (“Union Mutual”). He has also held finance and treasury positions with Union Mutual. Mr. Nobles has a B.S. degree in Accounting from the University of Vermont, with a concentration in Mathematics. The Trustees believe Mr. Nobles bring to the Board his considerable knowledge of the insurance industry and significant experience with investment oversight, risk management and financial reporting.

Ms. Pope has been a Trustee of the Trust since 2007. She has held positions in the financial services industry, and has experience as a director or trustee of various corporate and non-profit entities. These roles have provided her with knowledge of the operations and business of the Trust. She has an undergraduate degree in mathematics from Cornell University, and has an MBA from the Tuck School of Business at Dartmouth College.

Each of the Trustees oversees all of the mutual funds that make up the Sentinel Variable Products Trust. Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72 (unless otherwise agreed by a majority of the Trustees), or until his or her death, resignation, or removal, in each case as provided in the Funds’ Declaration of Trust or by statute.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (71) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Audit Committee Chair, since 2013	TD Banknorth, N.A. (formerly Banknorth Vermont) — Former Executive Vice President, Commercial Services — from 2005 to 2007; Senior Vice President & Senior Lending Officer, from 2001	None

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to 2005; The Howard Bank — Community President, from 2000 to 2001
Michael W. Nobles (46) National Life Drive Montpelier, VT 05604	Trustee, since 2013

Union Mutual of Vermont Companies — President and Chief Executive Officer, since 2014; Chief Operating Officer and Treasurer, from 2013 to 2014; Senior Vice President, Chief Financial Officer and Treasurer, from 2011 to 2013; Vice President of Finance & Treasurer, from 2006 to 2011

None
Nancy F. Pope (62) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Northfield Savings Bank — Director (Chair), from 2013 to 2015; Director, from 1995 to 2013; Spaulding High School Union District — Director, from 2008 to 2011; Governor’s Institute of Vermont —Trustee, from 2007 to 2008; Barre Town School District — Director (Chair), from 1995 to 2004; Aldrich Public Library — Trustee (Chair), since 2002 and from 1993 to 2000

None

a Proxy Campaign is currently underway to elect new trustees to the board of the trust.  A Proxy Statement was mailed to Shareholders of record as of April 1, 2016. The Proxy Statements can be found online at www.sentinelinvestments.com/pdf/18200-r1.pdf.

Certain biographical and other information relating to the Trustee who is an officer and “interested person” of the Trust as defined in the Investment Company Act, (the “interested person”) and to the other officers of the Trust is set forth below, including their ages, their business activities during the past five years and beyond, the length of time served, the total number of portfolios overseen and public directorships held.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (57) National Life Drive Montpelier, VT 05604	Trustee and Chairperson, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SGF — Director and Chairperson, since 2015

None
Thomas H. Brownell (56) National Life Drive Montpelier, VT 05604	Trustee, since June 2016; President, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; SGF — Director, since 2015; President and Chief Executive Officer, since 2013

None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since March 2016; SGF — Chief Compliance Officer, since March 2016; Sentinel Financial Services Company (“SFSC”) — Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. — Chief Compliance Officer, since 2004; Senior Vice President, since June 2009

N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008

SASI — President, Chief Executive Officer and Senior Counsel, since 2015; Advisor — Senior Counsel and Chief Operating Officer, since 2015; SFSC — Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI — Senior Counsel, from 2011 to August 2015; Counsel, from 2008 to 2011; SGF — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A
John K. Landy (56) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; SGF — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; SGF — Vice President and Treasurer, since 1997; SASC — Vice President, from 1998 to 2006	N/A
Scott G. Wheeler (51) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SGF — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006	N/A

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Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Lindsay E. Staples (34) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SGF — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

* Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

Except for Mr. Teese, who became the Chief Compliance Officer of the Trust on March 10, 2016, the officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. The Trust pays to each Trustee who is not an affiliate of the Adviser a fee of $2,500 for each regular quarterly meeting of the Board attended by the Trustee and a fee of $1,250 for attendance at any special meeting of the Board attended by the Trustee, in addition to an annual retainer of $20,000, paid quarterly. It is expected that the Board will have four regular quarterly meetings and one special meeting each year. The Trust also reimburses Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The following table sets forth compensation for the fiscal year ended December 31, 2015 paid by the Trust to its Trustees and Officers:

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation
William D. McMeekin	$31,250		$31,250
D. Russell Morgan(1)	$9,292	$0	$9,292
Michael W. Nobles	$31,250		$31,250
Nancy F. Pope	$31,250		$31,250
Gregory D. Teese(2)	$0	$0	$0

(1)Mr. Morgan was also reimbursed out-of-pocket business expenses. Mr. Morgan retired as the Company’s Chief Compliance Officer effective March 10, 2016.

(2)Mr. Teese became Chief Compliance Officer of the Funds March 10, 2016.

Share Ownership. Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the Trustees owns any shares of any of the Funds.

Mehran Assadi, the Chairman of the Trust, is an “interested person” of the Funds because he is also President and Chief Executive Officer of NLV Financial Corporation and of National Life Holding Company, the direct and indirect parent companies, respectively, of the Adviser. As such, he may be deemed to control the Adviser.

Code of Ethics

The Trust’s Board of Trustees has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act and the Adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one Fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or Fund. Incentive compensation can be a significant portion of total compensation. Portfolio managers do not receive incentive compensation specifically attributable to their management of the Funds; their incentive compensation is primarily related to the management of series of Sentinel Group Funds, Inc. (“Sentinel retail funds”) and is primarily

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based on relative performance within the Sentinel retail fund’s Morningstar category. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks. Incentive compensation for Mr. Manion and Ms. Roper is based primarily on the performance of the Sentinel retail Common Stock Fund. Incentive compensation for Mr. Ronovech is based primarily on the performance of the Sentinel retail Small Company Fund. Mr. Doiron’s incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Sentinel retail Total Return Bond Fund.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more of the Sentinel retail funds.

Portfolio managers are eligible to receive additional incentive compensation based on certain qualitative factors, such as contributions to the Adviser’s growth and success through leadership, expertise and collaboration.

In addition, portfolio managers may be awarded long-term equity-based compensation consisting of units whose value is based on the financial performance of Sentinel Investments (consisting of the Adviser, Sentinel Financial Services Company and Sentinel Administrative Services, Inc.) and the Adviser’s assets under management. Units vest over a period of time, to create incentives to retain key talent. Participation is generally determined at the discretion of the Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of the Adviser.

Incentive compensation and awards of units described above are subject to the annual approval of the National Life Board of Directors.

Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance defined benefit pension plan. Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.

Portfolio Managers’ Fund Ownership

Because the Funds of the Trust offer shares only to separate accounts of insurance companies, none of the portfolio managers of the Funds owns any shares of any of the Funds.

Conflicts of Interest

In addition to managing the assets of one or more Funds, each portfolio manager has responsibility for managing other client accounts of the Adviser or its affiliates. The tables below show, for the portfolio manager(s) of each Fund the number and asset size of the following types of accounts that they manage: (1) SEC registered investment companies (or series thereof) other than the Funds and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of December 31, 2015.

Portfolio Managers’ Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance- Based Fee
Jason Doiron	6	$2,004.2 million	None	None
Daniel Manion	2	$2,414.2 million	None	None
Jason Ronovech	3	$1,171.7 million	None	None
Hilary Roper	1	$2,213.8 million	None	None

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Portfolio Managers’ Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
Jason Doiron	11	$17,650 million	None	None
Daniel Manion	3	$39.3 million	None	None
Jason Ronovech	0	$0 million	None	None
Hilary Roper	0	$0 million	None	None

Portfolio Managers’ Management of Accounts

Pooled Investment Vehicles

Portfolio Manager	Number of Unregistered Pooled Investment Vehicles	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
Daniel Manion	1	$28.4 million	None	None
Hilary Roper	1	$28.4 million	None	None

The Adviser is an indirect wholly owned subsidiary of the National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business, National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund, Sentinel retail fund or other account. The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts and/or Sentinel retail funds in addition to one or more of the Funds, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Adviser may have an incentive in managing one account and not with respect to other accounts it manages.

PRINCIPAL SHAREHOLDERS AND VOTING RIGHTS

It is expected that all of the shares of the Trust will be legally owned by various separate accounts of insurance companies that serve as investment vehicles for the insurance companies’ variable life insurance and variable annuity contracts, or by National Life in its general account.

As the legal owner of the Trust shares, the insurance companies have the right to vote upon any matter that may be voted upon at a shareholders’ meeting. However, in accordance with the SEC’s view of present applicable law, insurance companies will vote Trust shares at meetings of the shareholders of the Trust or Fund in accordance with instructions of policyowners. Insurance companies may vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received.

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If there is a shareholder vote, the insurance company will send policyowners proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Funds that correspond to the accounts in which his or her policy values are allocated. The Trust will determine the number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions by dividing the policy’s value in that account by the net asset value per share of the corresponding Fund as of the record date for the shareholder meeting. For each share of a Fund for which policyowners have no interest, including any shares held in National Life’s general account, votes will generally be cast, for or against any matter, in the same proportion as policyowners provide voting instructions.

If required by state insurance officials, insurance companies may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Funds, or to approve or disapprove an investment policy or investment adviser of one or more of the Funds. In addition, insurance companies may disregard voting instructions in favor of certain changes initiated by a policyowner or the Fund’s Board of Trustees if its disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purposes, and the effect the change would have on the insurance companies. If National Life disregards voting instructions, it will advise policyowners of that action and National Life’s reasons for it in the next report to policyowners.

None of the Trustees or officers of the Trust own any shares of the Trust, as they are available only to the separate accounts of insurance companies to serve as investment vehicles for its variable life insurance and variable annuity contracts.

The name, address and percentage of ownership of insurance companies, the separate accounts of which offer shares of the Trust, as of April 1, 2016, are as follows:

Fund Name	Name and Address of Owner of Record	Percentage of Ownership
SVP Balanced Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	86.28%

	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	13.72%

SVP Bond Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	30.51%

	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	62.03%

	Great West Life & Annuity Insurance Co Attn Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	7.46%

SVP Common Stock Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	25.43%

	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	69.33%

	Great West Life & Annuity Insurance Co Attn Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	5.12%

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	First Symetra National Life Insurance Company of New york 777 108th Ave NE Ste 1200 Bellevue WA 98004-5135	0.12%

SVP Mid Cap Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	84.04%

	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	15.96%

SVP Small Company Fund	National Life Insurance Company One National Life Drive Montpelier, Vermont 05602-3377	57.51%

	Phoenix Life Insurance Company 15 Tech Valley Drive Ste 2 E. Greenbush, NY 12061-4137	37.73%

	Great West Life & Annuity Insurance Co Attn Investment Operations 8515 E Orchard Rd #2T2 Greenwood Village Co 80111-5002	4.76%

THE INVESTMENT ADVISER

The Adviser provides general supervision of the Funds’ investments as well as certain administrative and related services under two investment advisory agreements, one dated November 1, 2000, as amended November 19, 2008, and one dated November 8, 2002 (each an “Advisory Agreement”). The Adviser is a Vermont corporation and an indirect wholly owned subsidiary of National Life Holding Company.

As compensation in full for services rendered under the Advisory Agreements, the Trust will pay to the Adviser a monthly fee determined as follows:

(1) With respect to each of the Common Stock, Mid Cap and Small Company Funds: 0.50% per annum on the first $200 million of the Fund’s average daily net assets; 0.45% per annum on the next $300 million of such assets; and 0.40% of such assets over $500 million.

(2) With respect to the Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

(3) With respect to the Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

The table below shows the total amount of advisory fees paid to the Adviser by each Fund for each of the past three fiscal years:

	Advisory Fee Paid - Fiscal Year Ended
Fund	December 31, 2013	December 31, 2014	December 31, 2015
Variable Products Balanced Fund	$86,130	$86,481	$87,675
Variable Products Bond Fund	$254,578	$260,994	$256,780
Variable Products Common Stock Fund	$1,060,673	$1,030,850	$899,614
Variable Products Mid Cap Fund	$85,147	$89,004	$84,196
Variable Products Small Company Fund	$298,332	$292,774	$275,872

Aggregate Advisory Fees	$1,784,860	$1,760,103	$1,604,137

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Each Advisory Agreement must be approved annually by a vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or “interested persons”, as defined in the Investment Company Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Trust’s advisory agreements for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Trust. The Advisory Agreements were last approved by the Board on August 13, 2015.

Each Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund’s outstanding voting securities, on not more than 60 days’ written notice to the Adviser and by the Adviser on 60 days’ written notice to the Fund.

PROXY VOTING PROCEDURES

The Trust has adopted Proxy Voting Procedures pursuant to which the Board of Trustees delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of its general management of the applicable Fund, subject to the Board’s continuing oversight. The proxy voting procedures of the Adviser are included in Appendix B to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-732-8939, at http://www.sentinelinvestments.com/proxy-voting-information or at the SEC’s website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser may, under certain circumstances, make selective disclosure with respect to a Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds’ Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds’ policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i) information with respect to portfolio holdings contained in the Funds’ Annual and Semi-Annual Reports to Shareholders;

(ii) information with respect to portfolio holdings contained in the Funds’ Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii) information with respect to portfolio holdings that is: (1) provided on the Funds’ website; (2) provided in the Funds’ marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 30 days later than the date of such information; and

Non-Public Disclosure:

(iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed.

Portfolio holdings information provided under (iii) or (iv) above shall be released only by a limited group of individuals specifically designated by the Funds’ Chief Executive Officer or the President of the Funds’ distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Adviser nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

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The policy does not apply to the disclosure of information to: the Trustees or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Trust, such as the Funds’ counsel and independent registered public accounting firm; providers of fund accounting services; the Funds’ transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Adviser from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds’ portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•                  Board

•                  Funds’ Independent Registered Public Accounting Firm

•                  Funds’ custodian

•                  Funds’ transfer agent

•                  Funds’ administrator agent (in connection with accounting services)

•                  Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Adviser monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

Sentinel Financial Services Company (“SFSC”) acts as the principal underwriter of shares of the Funds. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. SFSC receives no compensation from the Trust for acting as principal underwriter. Under the Distribution Agreement, SFSC shall use its best efforts to continuously offer the Funds’ shares to separate accounts of insurance companies and other eligible investors. This contract may be terminated by either party thereto on 60 days’ written notice, without penalty, and it terminates automatically in the event of its assignment. The Distribution Agreement of the Trust must be approved annually in one of the same ways as described above for the advisory agreement.

FUND SERVICES ARRANGEMENTS

Transfer Agency Services. Sentinel Administrative Services, Inc. (“SASI”) provides the Funds with certain transfer agency, fund accounting and financial administration services under a Fund Services Agreement with the Trust. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604.

The Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services, and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. The fixed fee is subject to increase under inflation clauses, to the extent approved by the Board of Trustees. Fees are payable monthly in arrears. During the fiscal years ended December 31, 2015, 2014 and 2013 the Trust paid SASI (or its predecessor) a total of $352,072, $384,222 and $389,484, respectively, for transfer agency and fund accounting and financial administration services.

The Trust’s Fund Services Agreement was approved by the Trust’s sole shareholder on November 15, 2000 and was last approved by the Trust’s Board of Trustees on August 13, 2014. The agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or interested persons, as defined in the Investment Company Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreement will terminate automatically in

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the event of its assignment and is terminable at any time without penalty by the Board or, as to a particular Fund, by a majority of the applicable Fund’s outstanding voting securities on not more than 60 days’ written notice to SASI and by SASI on 60 days’ notice to the Fund.

Custodian Services. State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Funds’ custodian (the “Custodian”). The Custodian is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is the Fund’s independent registered public accounting firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases are generally made for investment and not for trading purposes, except for the fixed-income Funds, where trading may be an important factor. Subject to the direction and control of the Board of Trustees and in accordance with its advisory agreement, the Adviser supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Adviser.

In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Adviser has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research obtained in this manner may be used by the Adviser in servicing any or all of the Funds and in servicing other client accounts, and the Adviser obtains research services through the commissions paid in managing other client accounts. The Funds may benefit from research obtained through the commissions paid by the Adviser’s other client accounts.

Although research and market and statistical information from brokers and dealers can be useful to the Funds, and to the Adviser, it is the opinion of the management of the Funds that such information is only supplementary to the Adviser’s own research effort since the information must still be analyzed, weighed and reviewed by the Adviser’s staff.

The Adviser obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers may include, but are not limited to: Advent Software, BCA Research, Bloomberg, Briefing.com, Dow Jones, Factset, First Rain, Gartner, ITG, Morningstar, MSCI, NYSE, Russell Indices, Standard & Poor’s, Sustainalytics, SNL and Value Line.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Adviser has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

For the fiscal years ended December 31, 2015, 2014 and 2013, brokerage commissions paid by each Fund were as follows:

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Fund	12/31/15	12/31/14	12/31/13
Balanced	$2,289	$3,812	$2,916
Bond	None	None	None
Common Stock	46,002	78,212	66,998
Mid Cap	14,483	19,098	11,790
Small Company	100,152	116,600	65,887
Total	$162,926	$217,722	$147,591

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer. Of the total commissions paid by the Funds in 2015, [89.4%] was allocated to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Adviser deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC (“State Street Global”) under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund’s third-party service providers other than the Adviser or its affiliates. The credit may be applied to the fees of the Fund’s custodian, which is an affiliate of State Street Global. Neither the Adviser nor its affiliates receive any direct or indirect benefit from this arrangement.

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For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) during the most recent fiscal year, listed below is the Fund’s aggregate holdings of the securities of such broker or dealer as of the close of the most recent fiscal year:

Fund	Regular Broker-Dealer	Aggregate Value of Securities Owned as of December 31, 2015
Bond	Jefferies & Co.	$44,188
Mid Cap	Raymond James Financial, Inc.	$273,039

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended December 31, 2015 and December 31, 2014, the Funds had the following rates of portfolio turnover:

Fund	2015	2014

Balanced	38%	76%
Bond	117%	117%
Common Stock	9%	13%
Mid Cap	45%	66%
Small Company	77%	72%

CAPITALIZATION

The Trust’s shares of beneficial interest are fully paid and non-assessable and have no preemptive rights. All shares shall be voted separately by individual Fund, except (i) when required by the Investment Company Act, shares shall be voted in the aggregate and not by separate Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote on such matter, in the aggregate and not by individual Fund. Each whole share is entitled to one vote per dollar of net asset value as of the close of business on the record date, as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Trustee.

The proceeds from the sale of shares of each Fund of the Trust and all assets in which such proceeds are invested, and all income, earnings and profits therefrom irrevocably appertain to that Fund. Such proceeds, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate to and among any one or more of the Funds in such manner and on such basis as they, in their sole discretion, deem fair and equitable. The assets belonging to each particular Fund shall be charged with the liabilities in respect of that Fund and all expenses, costs, charges and reserves attributable to that Fund, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Fund shall be allocated and charged by the Trustees to and among any one or more of the Funds established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

In the case of dissolution or liquidation of the Trust, the shareholders of each Fund of the Trust are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Trust distributed ratably per share, regardless of the Fund.

See “Principal Shareholders and Voting Rights” for information regarding the voting of Fund shares by insurance company separate accounts.

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PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund’s net asset value per share, only to variable life insurance and variable annuity separate accounts of insurance companies. In the future, the Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to additional insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Funds are sold in a continuous offering. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales or redemption charges.

On each day that a Fund’s net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund’s net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

DETERMINATION OF NET ASSET VALUE

A Fund’s net asset value is calculated once, at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of outstanding shares of such Fund.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by the Adviser and subject to the Boards review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of the Adviser shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by the Adviser which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed

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established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by the Adviser for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI, the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a “regulated investment company” under the provisions of Subchapter M of the Code. As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and 90% of its net tax-exempt interest income, if any. To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a “regulated investment company” and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, notwithstanding the availability of certain relief provisions, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Fund’s available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Fund shares.

Each Fund supports variable life insurance and variable annuity contracts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund’s assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund’s status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10 to 15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Funds that may invest in foreign securities may invest in securities of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

A 30% withholding tax is imposed on dividends and will be imposed on the gross proceeds of redemptions paid after December 31, 2016 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the

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IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on the redemption or exchange of shares) of certain individuals, trusts and estates.

This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.

GENERAL INFORMATION

Copies of the Trust’s Declaration of Trust, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC, to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street Bank and Trust Company or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds’ Custodian. SASI is Transfer Agent and Registrar for the Funds’ shares. All correspondence regarding the Trust should be mailed to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, Attn: Registered Insurance Contracts.

The independent registered public accounting firm for the Trust is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Trust.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Trust at December 31, 2015 and for the fiscal years in the period then ended are incorporated by reference to the Trust’s 2015 Annual Report to Shareholders.

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APPENDIX A: BOND RATINGS

Standard & Poor’s Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk. Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Issue Credit Ratings

Moody’s Long-Term Ratings

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock, which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

APPENDIX B: Proxy Voting Procedures

Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures

Revised February 2016, Effective April 2016

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts (“the Funds”) managed by Sentinel Asset Management, Inc. (“SAM”), including Sentinel’s sustainable fund (“the Sustainable Fund”). For externally managed accounts, the sub-advisor shall maintain its own proxy voting philosophy and policy, unless otherwise agreed.

Fiduciary Responsibility

Sentinel Asset Management, Inc. has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While SAM will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of Sentinel Asset Management, Inc. clients and the Funds’ shareholders.

Proxy Voting Procedures

Proxies are voted by professional(s) designated by the CEO of SAM. To help make sure that SAM votes Fund proxies in accordance with these procedures, votes other client proxies in accordance with the procedures applicable to such other clients, and in the best interests of the Funds and other clients, SAM has established a Proxy Committee (the “Committee”), which is responsible for overseeing SAM’s proxy voting process. The Committee consists, at its core, of the following persons at SAM (i) the Chief Compliance Officer; (ii) one representative from the sustainable investing research department; and (iii) one representative from the investment management department. The person representing each department on the Committee may change from time to time. The Committee will meet as necessary to help SAM fulfill its duties to vote proxies for clients, but in any event, will meet at least annually to discuss various proxy voting issues. The Committee will designate a chair who will be primarily responsible for coordinating the activities of the Committee. The chair also will be primarily responsible for dealing directly with any third party to whom SAM delegates its administrative duties with respect to voting proxies under these procedures.

One of the main responsibilities of the Committee is to review and approve these procedures on a yearly basis. When reviewing these procedures, the Committee verifies that these procedures are designed to allow SAM to vote proxies in a manner consistent with the goals of voting in the best interests of the Funds and their shareholders, and maximizing the value of the underlying shares being voted by SAM. The Committee also reviews these procedures to ensure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After these procedures are approved by the Committee, SAM will vote proxies on securities held in the Funds generally in accordance with these procedures.

In order to facilitate the actual process of voting proxies, SAM has contractually delegated its administrative duties with respect to analyzing proxies to a third-party proxy agent (“the Agent”)(1). Both the Agent and the Funds’ custodian monitor corporate events for SAM. SAM also gives an authorization and direction letter to the Funds’ custodian who then forwards the proxy statements to the Agent to analyze the proxy statements. On approximately a daily basis SAM will send the Agent an updated list of the security holdings in the Funds so that the Agent can update its database and is aware of which proxies they will need to analyze on behalf of the Funds. If needed, the Committee has access to these records. SAM provides the Agent with these procedures to use to analyze proxy statements on behalf of the Funds, and the Agent provides the vote recommendations to the SAM designee(s) so SAM may vote those proxy statements on behalf of the Funds in accordance with these procedures.

(1) Currently, Institutional Shareholder Services (“ISS”) is the third-party proxy agent.

When the procedures state that a proxy issue will be decided on a case-by-case basis, the Agent will indicate “REFER” as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment management department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders and in accordance with the parameters described in these procedures generally and specifically in the Proxy Voting Guidelines (the “guidelines”) below.

If these procedures do not address a particular proxy issue presented with respect to a Fund holding, the Agent will similarly indicate “REFER” as the vote recommendation. The Committee chair, in consultation with the appropriate portfolio manager or analyst from the investment department, will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the Funds and their shareholders, and pursuant to the spirit of these procedures. These procedures may be updated to reflect the proxy issue, if appropriate.

After a proxy has been voted, the Agent will create a record of the vote. After the proxies have been voted, each individual proxy vote is recorded with the Agent. The Agent records the following information: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. The Agent maintains these records on behalf of SAM.

There may be times when SAM believes that the best interests of the Funds and their shareholders will be better served if SAM votes a proxy counter to the established proxy voting guidelines. In those cases, the Committee may review the research provided by the Agent on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information they have gathered to make a determination of how to vote on the issue in a manner which the Committee believes is consistent with these procedures and in the best interests of the Funds and their shareholders.

SAM will attempt to process every vote for proxy statements which it or its Agent receives with respect to the Funds. However, there are situations in which SAM may not be able to process a proxy. For example, SAM may not be given enough time to process a vote because SAM or its Agent received a proxy statement in an untimely manner. SAM will make reasonable efforts to avoid a situation where it is unable to vote a proxy.

Conflict of Interest Policy

SAM will seek to identify material conflicts of interest which may arise between a Fund and SAM’s business relationships. Such a conflict of interest may arise, for example, where SAM manages assets for a pension plan or other investment account of the company soliciting the proxy, or seeks to serve in such a capacity. A conflict may also arise where the company soliciting the proxy regularly does business with SAM, potentially including securities dealers and investment banks. Where, in the judgment of the Chief Compliance Officer, a material conflict of interest exists, SAM will vote proxies in accordance with the following procedures:

• if the proposal to be voted upon is specifically addressed in this philosophy and procedures statement, and does not provide discretion to SAM on how to vote the matter, then the proxy will be voted in accordance with the recommendation of the Agent, and SAM will under no circumstances override that recommendation; and

• if the proposal is not addressed in this philosophy and procedures statement or this philosophy and procedures statement provides SAM with discretion on how to vote, then SAM will vote in accordance with the Agent’s general recommendation on the proposal.

SAM will also seek to identify conflicts of interest on the part of the Agent by requesting notification by the Agent when conflicts of interest exist. In addition, SAM will obtain from the Agent on an annual basis its conflict of interest policy and procedures.

Policy With Respect to Securities Lending

With respect to securities lending transactions, SAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. If SAM determines that a vote involves matters that would have a material effect on the Fund’s investment in securities that are out on loan, it will attempt to recall the Fund’s portfolio securities that are on loan in order to be able to vote proxies relating to such securities.

Proxy Voting Guidelines

The following guidelines give a general indication as to how SAM will vote shares held by the Funds. The Proxy Committee has reviewed the guidelines and determined that voting proxies pursuant to the guidelines should be in the best interests of the Funds and their shareholders and should facilitate the goal of maximizing the value of the Funds’ investments. Although SAM will usually vote proxies in accordance with these guidelines, SAM reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, SAM determines that the best interests of the Funds and their shareholders would be served by such a vote. Moreover, the list of guidelines below is not exhaustive and does not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, SAM will vote shares held by the Funds on such issues in a manner that is consistent with the spirit of the guidelines below and that promotes the best interests of the Funds and their shareholders.

Proxy Voting Guidelines — Sustainable Fund

SAM is committed to the financial interests of the Fund and its shareholders, which include, with respect to the Sustainable Fund, the responsibility of encouraging socially and environmentally responsible behavior at the companies in which the Sustainable Fund invests. To achieve those goals, SAM votes proxies on behalf of the Sustainable Fund according to the guidelines specific to the Sustainable Fund (noted as such below). In certain cases SAM may deviate from these guidelines as a company’s particular situation demands.

Company Management Recommendations

When determining whether to invest in a particular company for the Funds, one of the factors SAM may consider is the quality and depth of the company’s management. As a result, SAM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, SAM votes are cast in accordance with the recommendations of the company’s management. However, SAM will normally vote shares held in the Funds against management’s position when it runs counter to the guidelines, and SAM will also vote shares held in the Funds against management’s recommendation when such position is not in the best interests of the Funds and their shareholders.

Policy on Board of Directors

SAM believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, SAM will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence.

For the Sustainable Fund, diversity is a key consideration. On behalf of the Sustainable Fund and its shareholders, SAM supports initiatives to increase diversity on boards of directors and among upper management. Diversity at the top sends a clear signal to employees that the issue is of importance to the company — a move that coincides with improved employee morale and reduced turnover. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking the board to include more women and minorities on the board of directors, and will normally withhold votes from a slate of board nominees if the board does not include either women or minorities.

Policy on Audit Committee

SAM believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. SAM will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Auditors

SAM will examine the fees paid to the independent auditor, as disclosed in the company proxy statement, to determine the ratio of non-audit fees to the aggregate fees. The objectivity and independence of the auditor may be compromised when a large percentage of fees are obtained from non-audit services. With respect to proxies on shares held in the Funds, SAM will oppose the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

Shareholder Issues

With respect to proxies on shares held in the Funds, SAM supports proposals that improve shareholder rights, including shareholders’ right to call a special meeting, act by written consent, maintain the right to have in-person annual meetings, and improve proxy access. SAM will also support proposals to eliminate super-majority vote requirements to approve mergers, by-law changes, or charter provisions.

Policy on Proxy Contest Defenses/Anti-takeover Measures

SAM generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. SAM generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, SAM conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that SAM generally opposes:

• Classification of the Board of Directors

• Shareholder rights plans (poison pills)

• Supermajority rules to approve mergers or amend charter or bylaws

• Authority to place stock with disproportionate voting rights

• Golden Parachutes

Shareholder resolutions that SAM has generally supported:

• Rescind or prohibit any of the above-anti-takeover measures

• Annual voting of directors; repeal classified boards

• Anti-greenmail provisions

• Adoption of confidential voting

• Adoption of cumulative voting

• Redeem shareholder rights plans

• Proposals that require shareholder approval of rights plans (poison pills)

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. SAM is mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management. Therefore, with respect to proxies on shares held in the Funds, SAM evaluates such proposals on a case-by-case basis. However, SAM will oppose management proposals to authorize or increase blank check preferred stock when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

Corporate Restructuring

SAM looks at all mergers and other corporate actions on a case-by-case basis. With respect to proxies on shares held in the Sustainable Fund, SAM will evaluate mergers by looking at the financial impact on the Sustainable Fund and at the social implications to stakeholders.

Policy on Executive and Director Compensation

SAM believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. SAM will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. SAM will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, SAM will generally vote against plans which do not meet several criteria. SAM standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. SAM believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. SAM will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. SAM may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Social and Environmental Issues (excluding the Sustainable Fund)

Recognizing that social and environmental issues may have real economic impact on a company, its operations, and long-term shareholder value, shareholder resolutions that address social and environmental issues will be reviewed and voted on a case-by-case basis.

Social and Environmental Issues — Sustainable Fund

Equality Principles

When voting proxies on shares held in the Sustainable Fund, SAM will support proposals that ask management to adopt a sexual orientation non-discrimination policy. When so voting, SAM will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

SAM seeks not to invest, on behalf of the Sustainable Fund, in companies that conduct animal testing when not required by law. However, it is not an exclusionary screen. Therefore, with respect to proxies on shares held in the Sustainable Fund, SAM will support proposals asking companies to phase out or stop animal testing when not required by law, as well as proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

Environmental stewardship is a key tenet of sustainable investing. Therefore, SAM will support shareholder proposals that promote environmental responsibility, accountability, and transparency. Such measures can include, but are not limited to, reductions in emissions, toxic substances, and hazardous waste; water conservation measures; renewable energy adoption; actions to address climate change; and reporting of environmental goals and progress.

Genetically Engineered Products

There is growing concern that genetically engineered products or genetically modified organisms (“GMOs”) may pose serious health risks to humans, animals and the environment. Conversely, GMOs may also provide important benefits, such as allowing crops to be grown in water stressed regions so as to alleviate food insecurity. Recognizing that this is a complex issue, with respect to proxies on shares held in the Sustainable Fund, SAM will evaluate proposals relating to GMO use and / or production on a case-by-case basis. However, SAM will support proposals asking management to label GMO use.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that either do not have rigorous comprehensive labor or environmental codes or do not enforce them. As a result, numerous reports have surfaced about deplorable working conditions, also known as “sweatshops.” Many organizations have asked companies to adopt codes of conduct to address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor facilities. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that promote safe working conditions, compliance with internationally recognized labor standards, and transparency.

Political Contributions and Lobbying Expenses

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process. With respect to proxies on shares held in the Sustainable Fund, SAM will support proposals that ask companies to increase disclosure of political or political action committee contributions as well as expenses related to lobbying activities.

Other Information

Item 28.    Exhibits

(a)(1)	Amended and Restated Declaration of Trust (10)
(a)(2)	Form of Instrument of Establishment, Designation, Preferences, Rights and Limitations of Series of Shares creating Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund (4)
(b)	None.
(c)	Portions of the Declaration of Trust of the Registrant defining the rights of holders of shares of the Registrant (1)
(d)(1)

Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and Sentinel Asset Management, Inc. (“Advisor”) effective as of November 1, 2000. (2)

(d)(2)

Amendment to the Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and Sentinel Asset Management, Inc. (“Advisor”), effective as of November 19, 2008. (8)

(d)(3)

Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund, and the Advisor effective as of November 8, 2002 (3)

(e)(1)	Participation Agreement between the Registrant, National Life Insurance Company and Equity Services, Inc. effective as of July 27, 2000 (2)
(e)(2)	Transfer and Assumption Agreement among Equity Services, Inc., Sentinel Financial Services Company, National Life Insurance Company and Registrant effective as of May 18, 2007 (7)
(e)(3)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life and Annuity Company effective as of September 7, 2007 (7)
(e)(4)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life Insurance Company effective as of September 7, 2007 (7)
(e)(5)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life and PHL Variable Insurance Company effective as of September 7, 2007 (7)
(e)(6)	Distribution Agreement between Sentinel Financial Services Company and the Registrant effective as of May 18, 2007 (7)
(e)(7)

Fund Participation Agreement between Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Sentinel Variable Product Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services, Company effective as of April 29, 2009 (9)

(e)(8)

Fund Participation Agreement between Symetra Life Insurance Company, Sentinel Variable Product Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services, Company effective as of March 30, 2012 (10)

(f)(1)	National Life Insurance Company 401(k) Plan (6)
(f)(2)	National Life Insurance Company Pension Plan (6)
(f)(3)	National Life Insurance Company Supplemental Pension Plan (6)
(g)	Custody Contract between the Registrant and State Street Bank and Trust Company (2)
(h)(1)	Fund Services Agreement between the Registrant and Sentinel Administrative Services Company(2)
(h)(2)	Transfer and Assumption Agreement between Sentinel Administrative Services, Inc. and Sentinel Administrative Services Company dated March 30, 2006 (6)
(h)(3)	Information Sharing Agreement between Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and the Registrant dated September 7, 2007 (7)
(h)(4)	Administration Services Agreement between Sentinel Administrative Services Inc. and Phoenix Life Insurance Company effective as of September 7, 2007 (7)
(h)(5)	Information Sharing Agreement between National Life Insurance Company and the Registrant dated April 17, 2007 (2)
(h)(6)	Form of Indemnification Agreement (7)
(i)	Opinion and consent of Sidley Austin LLP (2)
(j)	Consent of Independent Registered Accounting Firm
(k)	Not applicable
(1)	Certificate of Sole Shareholder (2)
(m)	None
(n)	None
(o)	Reserved
(p)(1)	Code of Ethics of the Trust, as amended through December 8, 2005 (5)
(p)(2)	Code of Ethics of Sentinel Asset Management, Inc., as amended through April 6, 2006 (5)

(p)(3)	Code of Ethics of Equity Services, Inc. as amended through January 12, 2005 (5)
(q)	Power of Attorney (11)

(1)

Reference is made to Article 1, Article 4 (Sections 4.2, 4.3, 4.8, 4.9.3, 4.9.5, 4.9.5.5, 4.9.5.6), Article 5 (Sections 5.4, 5.6, 5.8, 5.10, 5.10.1, 5.11, 5.11.1, 5.11.7), Article 8 (Sections 8.1, 8.5, 8.6), Article 9 (Sections 9.1, 9.2.2), Article 10 (Sections 10.1, 10.1.1, 10.2, 10.5, 10.5.1, 10.5.2), Article 11 (Section 11.3) and Article 12 of the Amended and Restated Declaration of Trust.

(2)	Filed on October 18, 2000 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(3)	Filed on February 14, 2003 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(4)	Filed on May 1, 2003 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(5)	Filed on May 1, 2006 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(6)	Filed on March 30, 2007 as an Exhibit to Post-Effective Amendment No. 112 to the registration statement on Form N-1A of Sentinel Group Funds, Inc. (811-00214).
(7)	Filed on May 1, 2008 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(8)	Filed on May 1, 2009 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(9)	Filed on February 19, 2010 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(10)	Filed on April 30, 2012 as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement.
(11)	Filed on April 30, 2014 as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement

Item 29.  Persons Controlled by or under Common Control with the Registrant

None.

Item 30.  Indemnification

Article 10.5 of the Registrant’s Declaration of Trust provides for the indemnification of the Registrant’s trustees, officers, employees and agents:

Section 10.5.1                   Indemnification of Covered Persons.  Subject to the exceptions and limitations contained in Section 10.5.2, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a Covered Person), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.

Section 10.5.2                   Exceptions.  No indemnification shall be provided hereunder to a Covered Person:

(a)                                 For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, or reckless disregard of the duties involved in the conduct of his or her office;

(b)                                 With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c)                                  In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 10.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 10.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

Section 10.5.3                   Rights of Indemnification.  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Section 10.5.4                   Expenses of Indemnification.  Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 10.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 10.5, provided that either:

(a)                                 Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)                                 A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Section 10.5.5                   Certain Defined Terms Relating to Indemnification.  As used in this Section 10.5, the following words shall have the meanings set forth below:

(a)                                 A Disinterested Trustee is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b)                                 Claim, action, suit or proceeding shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c)          Liability and expenses shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant  in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been  settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.  Trustees and officers of the Registrant are also covered by directors and officers liability insurance policies that became effective as to it on March 14, 2000, with a total coverage of $15,000,000.  Additional excess coverage of $20,000,000 is available to officers and interested Trustees under another policy maintained by National Life Insurance Company.

Item 31.    Business and Other Connections of the Investment Adviser

Information on the Adviser is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 32.    Principal Underwriters

(a)         The Registrant’s principal underwriter, Sentinel Financial Services Company, also serves as principal underwriter for the Sentinel Group Funds, Inc.

(b) As to each officer of SFSC:

Name and Principal Business Address*	Positions and Offices with SFSC	Positions and Offices with Registrant
Thomas J. Hirschmann	President & Chief Executive Officer	None
Kevin S. Peoples	Senior Vice President	None
Matthew C. Frazee	Vice President & Treasurer	None

Dominic A. Herridge	Vice President	None
Philip G. Partridge, Jr.	Vice President & Assistant Treasurer	None
David B. Soccodato	Vice President & Tax Officer	None
Gregory D. Teese	Vice President & Chief Compliance Officer	None
Andrew Speirs	Chief Information Security Officer	None
Kerry A. Jung	Secretary	None
Catherine C. Fisk	Assistant Secretary	None
Ian A. McKenny	Senior Counsel	None
Lisa F. Muller	Senior Counsel	Secretary
Janet S. Astore	Tax Officer	None
Jeffrey M. Kemp	Tax Officer	None

The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c)          Not applicable.

Item 33.  Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder:

(a)         Sentinel Administrative Services, Inc.

One National Life Drive

Montpelier, Vermont  05604

(b)         Sentinel Asset Management, Inc.

One National Life Drive

Montpelier, Vermont  05604

(c)          Equity Services, Inc.

One National Life Drive

Montpelier, Vermont  05604

(d)         National Life Insurance Company Records Center

One National Life Drive

Montpelier, VT  05604

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, 29th day of April, 2016.

SENTINEL VARIABLE PRODUCTS TRUST (Registrant)

By:	/s/ Thomas H. Brownell
Thomas H. Brownell
President

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

/s/ Mehran Assadi	Chairman	April 29, 2016
Mehran Assadi

/s/ Thomas H. Brownell	President (Principal Executive	April 29, 2016
Thomas H. Brownell	Officer)

/s/Thomas P. Malone	Vice President and Treasurer	April 29, 2016
Thomas P. Malone	(Principal Financial Officer)

William D. McMeekin*	Trustee

Michael Nobles*	Trustee

Nancy F. Pope*	Trustee

* Lisa F. Muller signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 20 to the Registration Statement.

/s/ Lisa F. Muller	April 29, 2016
Lisa F. Muller

Exhibits

(j)                     Consent of Independent Registered Accounting Firm